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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                  CURENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): August 11, 2003

                                Team Health, Inc.
             (Exact name of registrant as specified in its charter)


      Tennessee                       333-80337              62-1562558
(State or other jurisdiction        (Commission             (IRS Employer
     of incorporation               File Number)           Identification No.)



      1900 Winston Road, Knoxville, TN                                 37919
   (Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code: (865) 693-1000


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Item 7. Financial Statements and Exhibits

        The following exhibit is furnished as part of this Current Report on Form 8-K:

        Exhibit No.       Exhibit
        -----------       -------
        99.1              Press Release of Team Health, Inc.
                          dated August 11, 2003


Item 12.  Results of Operations and Financial Condition

        On August 11, 2003, Team Health, Inc. announced its financial results for the quarter ended June 30, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to the Current Report of Form 8-K.

        The information in the Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 Team Health, Inc.
                                 (Registrant)

                                 /s/ Robert J. Abramowski
                                 ------------------------------------
                                 Robert J. Abramowski
                                 Executive Vice President of Finance
                                 and Administration

Date:  August 11, 2003



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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
       99.1       Press Release dated August 11, 2003